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                                                                    EXHIBIT 23.1

                      CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


Regarding:

     1) Registration Statement on Form S-8 relating to F.N.B. Corporation 1990 Stock Option Plan (File #33-78114).

     2) Registration Statement on Form S-8 relating to F.N.B. Corporation Restricted Stock Bonus Plan (File #33-78134).

     3) Registration Statement on Form S-8 relating to F.N.B. Corporation 1996 Stock Option Plan (File #333-03489).

     4) Registration Statement on Form S-8 relating to F.N.B. Corporation Restricted Stock and Incentive Bonus Plan (File #333-03493).

     5) Registration Statement on Form S-8 relating to F.N.B. Corporation Directors Compensation Plan (File #333-03495).

     6) Registration Statement on Form S-8 relating to F.N.B. Corporation 401(k) Plan (File #333-38372).

     7) Post-Effective Amendment No.1 on Form S-8 to Registration Statement on Form S-4 (File #333-01997).

     8) Post-Effective Amendment No.1 on Form S-8 to Registration Statement on Form S-4 (File #333-22909).

     9) Registration Statement on Form S-3 relating to the F.N.B. Corporation Subordinated Notes and Daily Cash Accounts (File #333-74737).

    10) Registration Statement on Form S-8 relating to stock options assumed in the acquisition of Mercantile Bank of Southwest Florida (File #333-42333).

    11) Post-Effective Amendment No. 1 on Form S-8 to Registration Statement on Form S-4 (File #333-58727).

    12) Registration Statement on Form S-3 relating to stock warrants assumed in the acquisitions of Southwest Banks, Inc. and West Coast Bancorp, Inc. File #333-31124).

    13) Post-Effective Amendment No. 1 to Form S-3 relating to the F.N.B. Corporation Dividend Reinvestment and Direct Stock Purchase Plan (File #333-38374).

    14) Amendment No. 1 to Form S-3 relating to the registration of F.N.B. Corporation Subordinated Term Notes and Daily Notes (File #333-38370).

    15) Registration Statement on Form S-8 relating to the F.N.B. Corporation Salary Savings Plan (File #333-40648).


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    16)   Registration Statement on Form S-8 relating to the F.N.B. Corporation
          1998 Directors Stock Option Plan (File #333-38376).


     We consent to the incorporation by reference in the above listed Registration Statements of our report dated February 5, 2001, with respect to the consolidated financial statements of F.N.B. Corporation and subsidiaries incorporated by reference in this Annual Report (Form 10-K) for the year ended December 31, 2000.


                                              /s/ERNST & YOUNG LLP

Pittsburgh, Pennsylvania
March 16, 2001